UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 5, 2006

                          FIRST MONTAUK FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729

           NEW JERSEY                                  22-1737915
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements.

     First Montauk Financial Corp. ("First Montauk" or "Registrant") has executed a definitive Agreement and Plan of Merger dated as of May 5, 2006 ("Merger Agreement") with FMFG Ownership, Inc. ("Parent")and its wholly-owned subsidiary, FMFG AcquisitionCo, Inc. ("Merger Sub") pursuant to which First Montauk and Merger Sub will merge ("Merger"). Parent and Sub are affiliated companies of Investment Properties of America, LLC ("IPofA"). IPofA is a privately-owned, diversified real estate investment and management company. First Montauk had previously announced on Form 8-K dated March 13, 2006 that it had entered into a letter of intent to sell the company to a private investor for a price of $1.00 in cash per share of First Montauk common stock.

     A copy of the joint press release issued by First Montauk and IPofA dated May 8, 2006 announcing the execution of the Merger Agreement is included as
Exhibit 99.1 to this Form 8-K.

     Pursuant to the Merger Agreement, at the effective time of the Merger, each holder of First Montauk common stock will receive $1.00 in cash per share, each holder of Series A Preferred Stock of First Montauk, which is convertible into two shares of First Montauk common stock, will be entitled to receive $2.00 in cash per Series A share, and each holder of First Montauk Series B Preferred Stock, which is convertible into ten shares of First Montauk common stock, will be entitled to receive $10.00 in cash per Series B share. The Merger Agreement also provides that outstanding options and warrants of First Montauk will be converted into the right to receive an amount in cash equal to the $1.00 merger consideration for each share of common stock less the applicable exercise price.

     The Merger Agreement is subject to usual and customary conditions for transactions of this nature, including, among other things, the adoption of the Merger Agreement by the shareholders of First Montauk, compliance with state and federal securities laws and regulations, and regulatory approvals including approval by the NASD. The parties expect that First Montauk will file a proxy statement for shareholders with the Securities and Exchange Commission in May 2006 and the transaction is expected to close by the end of the third quarter of 2006. However, as a result of the foregoing uncertainties, there can be no assurances that the transaction will be completed. If the Merger is not consummated by October 31, 2006, the parties have the option to terminate the Merger Agreement and not consummate the Merger.

     In addition, Parent has agreed to contribute at least $3,000,000 of new equity capital to surviving corporation on or before the closing date.

     The Merger Agreement provides for a termination fee of $2,000,000 and reimbursement of up to a maximum of $500,000 for fees and expenses in connection with the transactions contemplated by the Merger Agreement, which are payable by First Montauk to Parent under certain circumstances. The Merger Agreement also provides for Parent to pay First Montauk a fee of $2,000,000 upon termination of the Merger Agreement in certain other circumstances.

     Following the effective time of the Merger, Victor K. Kurylak, President and Chief Executive Officer of First Montauk will continue to serve as the President and Chief Executive Officer of the surviving corporation.

     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the joint press release announcing the proposed Merger, which are filed as exhibits hereto and are incorporated herein by reference.

     In conjunction with the signing of the Merger Agreement, certain directors and officers of First Montauk, who beneficially own 5,342,667 outstanding voting shares of the Registrant (constituting approximately 29.6% of the outstanding voting shares), have entered into voting agreements with Merger Sub to vote their shares in favor of the Merger. The shareholders include, Herbert Kurinsky, Chairman of the Board of Directors of Registrant, William J. Kurinsky, a director and the former Chief Executive Officer, Victor K. Kurylak, President and Chief Executive Officer and a director of Registrant, and three officers of Registrant, Robert I. Rabinowitz, Esq., Executive Vice President, General Counsel and Corporate Secretary of Registrant, Mindy A. Horowitz, Senior Vice President and Chief Financial Officer of Registrant, and Brian M. Cohen, Senior Vice President and Chief Information Officer of Registrant.

     The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement and the joint press release announcing the proposed Merger, which are filed as exhibits hereto and are incorporated herein by reference.

     The parties also executed an Escrow Deposit Agreement pursuant to which Parent has deposited $2,000,000 to be held in escrow. The escrow amount shall be held for the benefit of and distributed to the shareholders of First Montauk upon completion of the Merger. In the event that the Merger Agreement is terminated by Parent or Merger Sub for any reason other than as specified in
Section 8.01 of the Merger Agreement, First Montauk is entitled to receive the escrowed amount on the second business day following termination of the Merger Agreement.

     The foregoing description of the Escrow Deposit Agreement does not purport to be complete and is qualified in its entirety by reference to the Escrow Deposit Agreement and the joint press release announcing the proposed Merger, which are filed as exhibits hereto and are incorporated herein by reference.

     This material is not a substitute for the proxy statement that the Registrant will file with the Securities and Exchange Commission ("SEC"). Investors are urged to read the document when it is available because it will contain important information. The proxy statement with other important documents to be filed by the Registrant will be available free of charge at the SEC's website, www.sec.gov or from the Registrant. The Registrant's directors and certain other executive officers may be considered participants in the solicitation of proxies in connection with the Merger. Information concerning the Registrant's directors and executive officers can be found in the documents filed by the Registrant with the SEC. As shareholders of the Registrant, certain directors and executive officers of the Registrant may have direct or indirect interest in the Merger. Additional information about the participants will be contained in the proxy statement.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

            Exhibit No.           Description of Document

            10.1 Agreement and Plan of Merger dated as of May 5, 2006 by and among FMFG Ownership, Inc., FMFG AcquisitionCo, Inc. and First Montauk Financial Corp.

            10.2 Voting Agreement, dated as of May 5, 2006, among FMFG Ownership, Inc. and certain shareholders of First Montauk Financial Corp.

            10.3 Escrow Deposit Agreement, dated as of May 5, 2006, by and among FMFG Ownership, Inc., First Montauk Financial Corp. and Signature Bank, as escrow agent.

            99.1                  Press Release dated May 8, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 9, 2006                        FIRST MONTAUK FINANCIAL CORP.
                                           (Registrant)



                                           By:   /s/ Victor K. Kurylak
                                              ----------------------------------
                                              Victor K. Kurylak
                                              President and Chief Executive
                                              Officer

                                  EXHIBIT INDEX

         Exhibit No.              Description

            10.1 Agreement and Plan of Merger dated as of May 5, 2006 by and among FMFG Ownership, Inc., FMFG AcquisitionCo, Inc. and First Montauk Financial Corp.

            10.2 Voting Agreement, dated as of May 5, 2006, among FMFG Ownership, Inc. and certain shareholders of First Montauk Financial Corp.

            10.3 Escrow Deposit Agreement, dated as of May 5, 2006, by and among FMFG Ownership, Inc., First Montauk Financial Corp. and Signature Bank, as escrow agent.

            99.1                  Press Release dated May 8, 2006